EXCHANGE TRADED CONCEPTS TRUST

HULL TACTICAL US ETF

(NYSE Arca Ticker: HTUS)

Supplement dated December 29, 2020 to the currently effective Prospectus

This supplement provides new and additional information beyond that contained in the Prospectus for the Hull Tactical US ETF (the “Fund”) and should be read in conjunction with that document.

The Fund seeks to achieve its investment objective of long-term capital appreciation by taking long and short positions in one or more exchange-traded funds that seek to track the performance of the S&P 500® Index. Effective January 4, 2021, the Fund also will seek to achieve its investment objective by entering into S&P 500 Index-related options and options on S&P 500-related ETFs. In addition, references to the Fund’s ability to engage in short sales of S&P 500-related ETFs will be removed. As a result, effective January 4, 2021, the following replaces the disclosure under “Principal Investment Strategies” in its entirety:

The Fund seeks to achieve its investment objective by taking long and short positions in one or more exchange-traded funds (“ETFs”) that seek to track the performance of the S&P 500® Index (each an “S&P 500®-related ETF”) and by entering into S&P 500® Index-related options and options on S&P 500®-related ETFs (“S&P 500® Options”). The S&P 500® Index is a widely recognized benchmark of U.S. stock market performance that is composed primarily of large-capitalization U.S. issuers.

HTAA, LLC (the “Sub-Adviser”) utilizes various proprietary, analytical investment models that examine current and historical market data to attempt to predict the performance of the S&P 500® Index. The models deliver investment signals that the Sub-Adviser uses to make investment decisions for the Fund. Depending on the discretion of the Sub-Adviser and the investment signals delivered by the models, the Sub-Adviser may take certain long or short positions in the S&P 500® Index, one or more S&P 500®-related ETFs, and S&P 500®-related futures, and also may enter into S&P 500® Options. When the Fund takes long positions, it may maintain long exposure of up to 200% of its net assets; exposure to short positions is limited to no more than 100% of its net assets. The Sub-Adviser may adjust the allocation between the Fund’s long and short positions and S&P 500® Options when necessary to take into account new market conditions as well as data from the models. Positions may be adjusted at the Sub-Adviser’s discretion as model predictions and market opportunities fluctuate.

The Fund may purchase and write (sell) call and put options on the S&P 500 Index® and on S&P 500®-related ETFs for the purpose of obtaining equity exposure or generating income. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Call and put options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund may also invest up to 10% of its total assets in leveraged or inverse ETFs that seek to deliver multiples (long), or the inverse (short), of the performance of the S&P 500 Index, respectively. However, in seeking its investment objective, the Fund does not seek performance that is a specific multiple or inverse, or inverse multiple of the S&P 500 Index. The Fund may invest in leveraged or inverse ETFs on a daily basis or longer consistent with the Sub-Adviser’s views on prevailing and anticipated market conditions.

The Fund will enter into futures contracts, in conjunction with investing in shares of an S&P 500-related ETF, to seek the desired long or short exposure to the S&P 500 Index. However, the Fund does not use futures as the sole or a primary means of pursuing its investment strategy. Instead, the Fund trades futures when the Sub-Adviser determines that doing so may provide an efficient means of seeking exposure to the S&P 500 Index that is complementary to its investment in shares of an S&P 500-related ETF. The Fund therefore is not intended to provide investors with a means of accessing a trading strategy that is principally focused on accessing the market for S&P 500 Index futures.

During periods when the Fund’s assets (or portion thereof) are not fully invested in accordance with the above, all or a portion of the Fund may be invested in cash instruments, which for this purpose include U.S. Treasury obligations; cash and cash equivalents including commercial paper, certificates of deposit and bankers’ acceptances; repurchase agreements; shares of money market mutual funds; and high-quality, short-term debt instruments including, in addition to U.S. Treasury obligations, other U.S. government securities (collectively, “Cash Instruments”). Additionally, to respond to certain adverse market, economic, political or other conditions, the Fund may invest 100% of its assets, without limitation, in Cash Instruments. The Fund may be invested in this manner for extended periods, depending on the Sub-Adviser’s assessment of market conditions. During this time, the Fund may not be able to meet its investment objective. To the extent that the Fund invests in Underlying ETFs or money market mutual funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

The Fund’s investment adviser, Exchange Traded Concepts, LLC (the “Adviser”), has claimed, on behalf of the Fund, an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. As a result, neither the Adviser nor the Sub-Adviser is required to be registered as a commodity pool operator or commodity trading advisor with the Commodity Futures Trading Commission (the “CFTC”) with respect to the Fund. The exclusion on which the Fund relies requires the Fund to limit its exposure to futures and other CFTC-regulated derivatives (such as swaps that reference broad-based securities indexes) to certain de minimis levels measured as a percentage of the Fund’s liquidation value. The Sub-Adviser intends to manage the Fund’s investments in S&P 500 futures and S&P 500-related ETFs that trade CFTC-regulated derivatives in accordance with those levels at all times.

In addition, the following disclosure will be added under “Principal Risks”:

Options Risk. Selling (writing) and buying options are speculative activities and entail greater than ordinary investment risks. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying asset. If the price of the underlying asset of an option is above the strike price of a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. While the Fund will segregate liquid assets at least equal in value to the maximum potential loss for the Fund, the Fund could still lose a significant amount or nearly all of its value if the price of an underlying asset changes significantly enough.

As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. The Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, the Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the options. When selling a put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price by an amount equal to or greater than the premium. Purchasing of put options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchasing a put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless resulting in the Fund’s loss of the premium it paid for the option.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HTU-SK-002-0100

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